UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2006

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 26, 2006, Southern Union Company (the “Company”) signed a definitive agreement to sell the assets of its PG Energy natural gas distribution division to UGI Corporation (“UGI”) for $580 million in cash, subject to certain working capital adjustments. On August 24, 2006, the Company and UGI entered into an amendment of the definitive agreement to provide for certain items, including the transfer of the pension assets and liabilities of the Company’s PG Energy operating division to UGI. As part of the transfer, the Company agreed to fund the pension plan up to the accumulated benefit obligation. The Company contributed approximately $15 million to the PG Energy pension plan to satisfy the accumulated benefit obligation.

On February 15, 2006, the Company signed a definitive agreement to sell the Rhode Island assets of its New England Gas Company natural gas distribution division to National Grid USA (“National Grid”) for $575 million in cash, less the assumption of approximately $77 million in debt and subject to certain working capital adjustments. On August 24, 2006, the Company entered into an amendment to the definitive agreement with National Grid and a Limited Settlement Agreement (the “Settlement Agreement”) with Narragansett Electric Company d/b/a National Grid, the Department of the Attorney General for the State of Rhode Island (the “Attorney General”) and the Rhode Island Department of Environmental Management (“RIDEM”).

The Company, as part of the Settlement Agreement, has agreed to conduct supplemental site investigations and to also implement interim remedial action plans acceptable to RIDEM on various properties in the Bay Street area of Tiverton, Rhode Island. The Attorney General and RIDEM have agreed not to appeal the Order of the Rhode Island Division of Public Utilities and Carriers approving the sale of the Rhode Island assets of the Company’s New England Gas Company natural gas distribution division to National Grid.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

In connection with the Company’s sale of the assets of its PG Energy natural gas distribution division to UGI, the Company redeemed its outstanding 9.34% First Mortgage Bonds due 2019 in the amount of $15 million. In connection with the redemption, the Company made cash payments of $20.8 million, which included $15 million in principal and $5.8 million in premium related to the early redemption. The bonds were previously collateralized by certain real property assets of PG Energy that were conveyed to UGI.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 24, 2006, the Company completed the divestiture of the assets of its PG Energy natural gas distribution division to UGI for $580 million in cash, subject to certain working capital adjustments. Additionally, on August 24, 2006, the Company completed the divesture of the Rhode Island assets of its New England Gas Company natural gas distribution division to National Grid for $575 million in cash, less the assumption of approximately $77 million of debt and subject to certain working capital adjustments. The Company used the proceeds of the sales to retire approximately $1.1 billion of the $1.6 billion short-term bridge facility used to finance the Company’s March 1, 2006 acquisition of the former Sid Richardson Energy Services business, now known as Southern Union Gas Services.

ITEM 7.01 REGULATION FD DISCLOSURE

On August 25, 2006, the Company issued a press release to announce the completion of the divestiture of the assets of its PG Energy natural gas distribution division to UGI for $580 million in cash, subject to certain working capital adjustments and the divestiture of the Rhode Island assets of its New England Gas Company natural gas distribution division to National Grid for $575 million in cash, less the assumption of approximately $77 million of debt and subject to certain working capital adjustments. A copy of that release is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information.

The following pro forma financial information is filed herewith:

(1)	Unaudited Pro Forma Combined Condensed Statement of Operations for the Six Months Ended June 30, 2006;
(2)	Unaudited Pro Forma Combined Condensed Statement of Operations for the Twelve Months Ended December 31, 2005; and
(3)	Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2006.

(c) Exhibits.

                     Exhibit No.                          Description

10.1 10.2 10.3 99.1 99.2
First Amendment to the Purchase and Sale Agreement between Southern Union Company and UGI Corporation, dated as of August 24, 2006.

Limited Settlement Agreement between Southern Union Company, Narragansett Electric Company d/b/a National Grid, the Department of the Attorney General for the State of Rhode Island and the Rhode Island Department of Environmental Management, dated as of August 24, 2006.

First Amendment to the Purchase and Sale Agreement between Southern Union Company and National Grid USA, dated as of August 24, 2006.

Company’s August 25, 2006 Press Release.

Unaudited pro forma combined condensed statements of operations of Southern Union Company and its subsidiaries for the six months ended June 30, 2006 and twelve months ended December 31, 2005, unaudited pro forma condensed balance sheet of Southern Union Company and its subsidiaries as of June 30, 2006, and related notes thereto.

This 8-K includes forward-looking statements. Although Southern Union believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in Southern Union's Forms 10-K and 10-Q as filed with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)
Date: August 30, 2006	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President - Assistant General Counsel and Secretary

EXHIBIT INDEX

               Exhibit No.                            Description

10.1 10.2 10.3 99.1 99.2
First Amendment to the Purchase and Sale Agreement between Southern Union Company and UGI Corporation, dated as of August 24, 2006.

Limited Settlement Agreement between Southern Union Company, Narragansett Electric Company d/b/a National Grid, the Department of the Attorney General for the State of Rhode Island and the Rhode Island Department of Environmental Management, dated as of August 24, 2006.

First Amendment to the Purchase and Sale Agreement between Southern Union Company and National Grid USA, dated as of August 24, 2006.

Company’s August 25, 2006 Press Release.

Unaudited pro forma combined condensed statements of operations of Southern Union Company and its subsidiaries for the six months ended June 30, 2006 and twelve months ended December 31, 2005, unaudited pro forma condensed balance sheet of Southern Union Company and its subsidiaries as of June 30, 2006, and related notes thereto.